Exhibit 99.1

FlexShopper Appoints Howard Dvorkin to Board of Directors

BOCA RATON, FL, January 3, 2019 -- FlexShopper, Inc. (Nasdaq: FPAY) (“FlexShopper” or the “Company”), a leading national online lease-to-own (“LTO”) retailer and LTO payment solution provider, today announced the appointment of Mr. Howard Dvorkin to the Company’s Board of Directors.

Mr. Dvorkin brings a wide range of experience and expertise to FlexShopper’s Board of Directors. He has focused his professional endeavors in the consumer finance, technology, media and real estate industries, creating and growing successful businesses in these sectors including Consolidated Credit, PowerWallet, Start Fresh Today and Lifestyle Magazines. His consumer finance experience has led him to be a highly-regarded debt and credit expert, playing an instrumental role in drafting both state and federal legislation. He also currently serves as Chairman of debt.com. Mr. Dvorkin graduated from the University of Miami with a Master’s Degree in Business Administration and received his Bachelor of Science in Business Administration in Accounting from American University. He is currently listed in the Marquis Who’s Who in the Finance Industry and is part of the premier group of CPAs that are recognized with the Chartered Global Management Accountant (CGMA) designation.

Brad Bernstein, CEO of FlexShopper commented, “We are pleased to welcome Howard to our Board of Directors. Howard’s extensive background in consumer finance, combined with his entrepreneurial experience, will be of value to our Board and Company.”

About FlexShopper

FlexShopper is a leader in the virtual lease-to-own (“LTO”) market, which represents transactions occurring outside of traditional brick and mortar rent-to-own stores. Since December 2013, we have developed a business that provides brand name electronics, home furnishings and other durable goods to consumers on an LTO basis through an e-commerce marketplace and patented LTO payment method. FlexShopper also provides LTO technology platforms to retailers and e-retailers to facilitate transactions with consumers who want to acquire their products, but do not have sufficient cash or credit. FlexShopper approves consumers utilizing its proprietary consumer screening model, collects from consumers under an LTO contract and funds the LTO transactions by paying merchants for the goods.

Forward-Looking Statements

All statements in this release that are not based on historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “seek,” “intend,” “plan,” “goal,” “estimate,” “anticipate,” or other comparable terms. Examples of forward-looking statements include, among others, statements we make regarding the expansion of our lease-to-own program; expectations concerning our partnerships with retail partners; investments in, and the success of, our underwriting technology and risk analytics platform; our ability to collect payments due from customers; expected future operating results and; expectations concerning our business strategy. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, as a result of various factors including, among others, the following: our limited operating history, limited cash and history of losses; our ability to obtain adequate financing to fund our business operations in the future; the failure to successfully manage and grow our FlexShopper.com e-commerce platform; our ability to maintain compliance with financial covenants under our credit agreement; our dependence on the success of our third-party retail partners and our continued relationships with them; our compliance with various federal, state and local laws and regulations, including those related to consumer protection; the failure to protect the integrity and security of customer and employee information; and the other risks and uncertainties described in the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q. The forward-looking statements made in this release speak only as of the date of this release, and FlexShopper assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

IR Contacts:

FlexShopper Contact:
Jeremy Hellman
Senior Associate
The Equity Group
212-836-9626
jhellman@equityny.com

FlexShopper, Inc.
Investor Relations
ir@flexshopper.com
FlexShopper, Inc.

FlexShopper, Inc.